UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021
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PhaseBio Pharmaceuticals, Inc.
(Exact name of registrant as specified in its Charter)
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Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30
Malvern, Pennsylvania 19355
(Address including zip code of principal executive offices)

(610) 981-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PHAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Resignation of Peter Justin Klein as Director

On September 14, 2021, Peter Justin Klein resigned from the board of directors (the “Board”) of PhaseBio Pharmaceuticals, Inc. (the “Company”). Dr. Klein was a Class I director whose term was to expire at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and was a member of the Compensation Committee. His decision to resign was not the result of any disagreement with the Company relating to its operations, policies or practices.

Appointment of William Humphries as Director

On September 14, 2021, the Board appointed William Humphries to serve as a director of the Company, effective upon the resignation of Dr. Klein. Mr. Humphries will serve as a Class I director whose term will expire at the 2022 Annual Meeting, at which time he will stand for election by the Company’s stockholders. Mr. Humphries was also appointed as a member of the Compensation Committee.

There is no arrangement or understanding between Mr. Humphries and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Humphries and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Mr. Humphries requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Humphries, age 55, has served as Chief Executive Officer of Isosceles Pharmaceuticals Inc., a biotechnology company, since May 2021. From August 2018 until December 2020, Mr. Humphries served as President and Group Company Chairman, Ortho Dermatologics of Bausch Health Companies Inc., where he previously served as Executive Vice President, Company Group Chairman, Dermatology from January 2017 to August 2018. From 2012 to December 2016, he served as President and Chief Executive Officer of the North American business of Merz, Inc., an affiliate of Merz Pharma Group, a specialty healthcare company. From 2004 to 2012, he served in a number of leadership positions with Stiefel Laboratories, Inc., a dermatology pharmaceutical company, including as its Chief Commercial Officer and then as its President beginning in 2008. Stiefel was acquired by GlaxoSmithKline in 2009, after which Mr. Humphries served as the President of Dermatology for Stiefel from 2009 until 2012. Prior to Stiefel, Mr. Humphries served in executive roles in sales and marketing, business development, and international marketing for Allergan, Inc., concluding as vice president of its U.S. skincare business. Mr. Humphries has served on the boards of directors of STRATA Skin Sciences, Inc. since April 2021, Aclaris Therapeutics, Inc. since 2016, and Clearside Biomedical, Inc. since 2012. He received a Bachelor of Arts from Bucknell University and a Master of Business Administration from Pepperdine University. The Board believes that Mr. Humphries is qualified to serve as a director because of his extensive experience as an executive and board member with life science companies, including with respect to sales and marketing.

In accordance with the Company’s Non-Employee Director Compensation Policy, as amended, upon commencement of his service as a director on September 14, 2021, Mr. Humphries was granted an initial option grant (the “Initial Grant”) under the Company’s 2018 Equity Incentive Plan (the “Plan”) to purchase 28,000 shares of the Company’s common stock, which will vest in equal monthly installments over a three-year period such that the option is fully vested on the third anniversary of the date of grant, subject to Mr. Humphries’ continuous service through such vesting dates. At each annual meeting of stockholders following which Mr. Humphries will continue service as a director, Mr. Humphries will also be entitled to receive an additional option grant to purchase 14,000 shares of the Company’s common stock (the “Annual Grant”), which will vest upon the earlier of the one-year anniversary of the date of grant and the date of Company’s next annual meeting of stockholders, in any case subject to Mr. Humphries’ continuous service through such vesting dates. Additionally, Mr. Humphries will be entitled to receive a $40,000 annual retainer, payable quarterly in arrears, for his service on the Board, and a $6,000 annual retainer, payable quarterly in arrears, for his service on the Compensation Committee. Mr. Humphries has also entered into the Company’s standard form of indemnification agreement.

Composition of Board Committees

As a result of Mr. Humphries’ appointment and Dr. Klein’s resignation from the Board, the composition of each of the Board’s committees is as follows, effective immediately:

Audit Committee

•Caroline Loewy (Chair)
•Alex Sapir

•Richard van den Broek

Compensation Committee

•Nancy Hutson (Chair)
•Edmund Harrigan
•William Humphries
•Clay Thorp

Nominating and Corporate Governance Committee

•Clay Thorp (Chair)
•Nancy Hutson
•Richard van den Broek

Item 7.01. Regulation FD Disclosure.

On September 15, 2021, the Company issued a press release announcing the appointment of Mr. Humphries to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 15, 2021, entitled "PhaseBio Appoints William D. Humphries to Board of Directors".
104	Cover page interactive data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: September 15, 2021	By:	/s/ John P. Sharp
John P. Sharp
Chief Financial Officer